Liquidity	12 Months Ended
Dec. 31, 2023
Summary of Significant Accounting Policies [Abstract]
LIQUIDITY

3. LIQUIDITY

For the year ended December 31, 2023, the Group reported a net loss of RMB25,466 (US$3,5872), negative operating cash flows of RMB65,442 (US$9,218), net current assets of RMB88,316 (US$12,438) and accumulated deficit of RMB173,176 (US$24,392). These conditions raise substantial doubt about the Group’s ability to continue as a going concern.

In assessing the Group’s liquidity, the Group monitors and analyzes its cash on-hand and its operating and capital expenditure commitments. The Group’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations. Cash generated by operating activities and commercial bank loans, together with the net proceeds from its initial public offering in April 2023, have been utilized to finance the working capital requirements of the Group.

As of December 31, 2022 and 2023, the Group’s cash and cash equivalents and restricted cash were RMB5,908 and RMB36,239 (US$5,104), respectively. The Group’s cash and cash equivalents primarily consist of cash on hand and highly liquid investments placed with banks, which are unrestricted to withdrawal and use and which have original maturities of three months or less.

The Group believes that the substantial doubt of its ability to continue as going concern is alleviated based on proceeds received from its initial public offering. Meanwhile, the Group also believe its existing cash and cash equivalents, anticipated cash raised from financings, and anticipated cash flow from operations, together with the net proceeds from its initial public offering in April 2023, will be sufficient to meet its anticipated cash needs for the next 12 months from the date of this annual report. The exact amount of proceeds the Group used for its operations and expansion plans will depend on the amount of cash generated from its operations and any strategic decisions the Group may make that could alter its expansion plans and the amount of cash necessary to fund these plans.

The Group may, however, decide to enhance its liquidity position or increase its cash reserve for future investments through additional capital and finance funding. The Group may need additional cash resources in the future if it experiences changes in business conditions or other developments, or if the Group find and wish to pursue opportunities for investments, acquisitions, capital expenditures or similar actions. If the Group determine that its cash requirements exceed the amount of cash and cash equivalents it has on hand at the time, the Group may seek to issue equity or debt securities or obtain credit facilities. The issuance and sale of additional equity would result in further dilution to its shareholders. The incurrence of indebtedness would result in increased fixed obligations and could result in operating covenants that would restrict its operations. The Group cannot assure that financing will be available in amounts or on terms acceptable to it, if at all.